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
                                                                EXHIBIT 21

                                   KEYCORP
              SUBSIDIARIES OF THE REGISTRANT AT OCTOBER 31, 1994
                                                                        Jurisdiction               Percent
                                                                       of Incorporation              of
                                                                       or Organization           Ownership (1)
                                                                       ----------------          -------------
    NAME OF HOLDING COMPANY SUBSIDIARY
      Key Bancshares of Alaska, Inc. (KBsAK)                               Alaska                     100%
      Key Bancshares of Idaho, Inc. (KBsID)                                Idaho                      100%
      Key Bancshares of Maine, Inc. (KBsME)                                Maine                      100%
      Key Bancshares of New York, Inc. (KBsNY)                            New York                    100%
      Key Bancshares of Utah, Inc. (KBsUT)                                  Utah                      100%
      Key Bancshares of Washington, Inc. (KBsWA)                          Washington                  100%
      Key Bancshares of Wyoming, Inc. (KBsWY)                             Wyoming                     100%
      Society Bancorp of Michigan, Inc. (SBMI)                            Michigan                    100%

    NAME OF BANKING SUBSIDIARY
      Key Bank of Colorado (KBCO)                                         Colorado                    100%
      Key Bank of Alaska (KBAK)                                            Alaska                100% by KBsAK
      Key Bank of Idaho (KBID)                                             Idaho                 100% by KBsID
      Key Bank of Maine (KBME)                                             Maine                 100% by KBsME
      Key Bank of New York (KBNY)                                         New York               100% by KBsNY
      Key Bank of Oregon (KBOR)                                            Oregon                100% by KBsAK
      Key Bank U.S.A. N.A. (KBUSA)                                     United States             100% by KBsNY
      Key Bank of Utah (KBUT)                                               Utah                 100% by KBsUT
      Key Bank of Washington (KBWA)                                      Washington              100% by KBsWA
      Key Bank of Wyoming (KBWY)                                          Wyoming                100% by KBsWY
      Key Savings Bank (KSB)                                             Washington              100% by KBsWA
      Society First Federal Savings Bank (SFF)                         United States                  100%
      Society Bank, Michigan                                              Michigan               100% by SBMI
      Society National Bank (SNB)                                      United States                  100%
      Society National Bank, Indiana (SBIN)                            United States                  100%
      Society National Trust Company                                   United States                  100%

    NAME OF NONBANKING SUBSIDIARY
      A.T. -Sentinel. Inc.                                                Delaware                100% by SNB
      A.T. Acceptance Corporation (2)                                       Ohio                      100%
      American Advisers, Inc.                                               Ohio                  100% by SAM
      Ameritrust Company (2)                                                Ohio                      100%
      AT Financial Corporation (2)                                          Ohio                      100%
      AT Management Company (2)                                           Delaware                    100%
      Bar T Bar Fiduciary Holding Company                                 Arizona                 100% by SNB
      Beechnut Development Company                                       Washington                   100%
      Black & Warr Insurance Agency, Inc.                                  Idaho                100% by Gem State
      Boulevard, Inc.                                                      Idaho                 100% by KBID
      CFS One, Inc. (2)                                                   Alabama                     100%
      Commercial Agency, Inc.                                             Colorado               100% by KBCO
      Commercial Building Corporation                                       Utah                 100% by KBUT
      Electronic Payment Services, Inc.                                   Delaware                      7%
      Emgee Coal Company (2)                                                Ohio                  100% by SNB
      First Appraisal Services Corporation                                Florida                 100% by SFF

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
                                   KEYCORP
        SUBSIDIARIES OF THE REGISTRANT AT OCTOBER 31, 1994 (CONTINUED)
                                                                        Jurisdiction               Percent
                                                                       of Incorporation              of
                                                                       or Organization           Ownership (1)
                                                                       ----------------          -------------
    NAME OF NONBANKING SUBSIDIARY (CONTINUED)
      Gem State Properties Corporation (Gem State)                         Idaho                  100% by KBID
      Goldome Mortgage Investment Corp.                                   New York                 100% by KMI
      GRCC Mid-Hudson Motel Corporation (2)                               New York                 100% by KMI
      INDORE Corp.                                                        Indiana                 100% by SBIN
      Interstate Financial Corporation (2)                                  Ohio                      100%
      Investco                                                            Wyoming                 100% by KBsWY
      KBID Leasing Corporation                                             Idaho                  100% by KBID
      KBNY Leasing, Inc.                                                  New York                100% by KBNY
      KBWA Leasing Corporation                                           Washington               100% by KBWA
      KBWA Services, Inc. (2)                                            Washington               100% by KBWA
      Key Agricultural Credit Corporation                                   Utah                  100% by KBWY
      Key Bank Life Insurance, Ltd.                                       Arizona                     100%
      Key Brokerage Company, Inc.                                         New York                100% by KBUSA
      Key Capital Corporation                                               Ohio                      100%
      Key Clearing Corp.                                                    Ohio                  100% by KAMHI
      Key Community Development Corporation                                 Ohio                      100%
      Key Equity Capital Corporation                                        Ohio                   100% by SNB
      Key Financial Services, Inc.                                        New York                100% by KBNY
      Key Services Corporation                                              Ohio                  100% by KBsNY
      Key Trust Company                                                   New York                100% by KBsNY
      Key Trust Company of the West                                       Wyoming                 100% by KBsWY
      Key Trust Company of Alaska                                          Alaska                 100% by KBAK
      Key Trust Company of Maine                                           Maine                  100% by KBsME
      Key Trust of the Northwest                                         Washington                   100%
      KeyCorp (New York)                                                  New York                100% by KBsNY
      KeyCorp Asset Management Holdings, Inc. (KAMHI)                       Ohio                   100% by SNB
      KeyCorp Financial Services, Inc. (2)                                New York                    100%
      KeyCorp Insurance Agency (Idaho), Inc.                               Idaho                  100% by KBUSA
      KeyCorp Insurance Agency (Maine), Inc.                               Maine                  100% by KBUSA
      KeyCorp Insurance Agency (Wyoming), Inc.                            Wyoming                 100% by KBUSA
      KeyCorp Insurance Agency, Inc.                                      New York                100% by KBUSA
      KeyCorp Insurance Co. Ltd.                                          Bermuda                     100%
      KeyCorp Leasing Ltd.                                                Delaware                100% by KBUSA
      KeyCorp Management Company                                            Ohio                      100%
      KeyCorp Mortgage, Inc. (KMI)                                        Maryland                100% by KBNY
      KeyCorp Network Holdings, Inc.                                       Oregon                     100%
      KeyCorp Shareholder Services, Inc.                                  Delaware                 100% by SNB
      KeyLease, Inc. of Ohio                                                Ohio                   100% by SNB
      KLIHTC, Corp.                                                       New York                100% by KBNY
      Michigan Shared Properties Company                                    Ohio                   100% by SNB
      Midwest Power Company                                                 Ohio                      100%
      Millennium Asset Holding Corporation                                New York                100% by KBNY
      Money Station, Inc.                                                   Ohio                       14%
      National Financial Services Corporation (2)                           Ohio                      100%
      NCB Properties, Inc.                                                New York                100% by KBNY
      Niagara Asset Corporation                                           New York                100% by KBNY

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

                                   KEYCORP
        SUBSIDIARIES OF THE REGISTRANT AT OCTOBER 31, 1994 (CONTINUED)
                                                                        Jurisdiction               Percent
                                                                       of Incorporation              of
                                                                       or Organization           Ownership (1)
                                                                       ----------------          -------------
    NAME OF NONBANKING SUBSIDIARY (CONTINUED)
      Niagara Portfolio Management Corp.                                   Texas                100% by KBNY
      OREO Corp.                                                            Ohio                 100% by SNB
      P.B. Participation                                                   Oregon                     100%
      P.S.M. Financial Management Corp.                                  Washington              100% by KSB
      PacWest Building Corporation                                         Oregon                     100%
      Platinum Spring Corporation                                         Maryland              100% by KBNY
      Puget Sound Mortgage Servicing Corporation                         Washington              100% by KSB
      Puget Sound Plaza, Inc. (PSP)                                      Washington             100% by KBWA
      Puget Sound Securities, Inc.                                       Washington              100% by KSB
      Royal Skies Development Co. (RSD)                                  Washington             100% by KBWA
      Schaenen Wood & Associates, Inc.                                    New York              100% by KAMHI
      Second Street Community Urban Redevelopment Corporation               Ohio                 100% by SNB
      Security Capital Leasing, Inc. (2)                                  Kentucky                    100%
      SELCO Service Corporation                                             Ohio                 100% by SNB
      Society Asset Management, Inc. (SAM)                                  Ohio                100% by KAMHI
      Society Aviation Company                                            Delaware                    100%
      Society Corporation (2)                                               Ohio                      100%
      Society Equipment Leasing Company                                     Ohio                      100%
      Society Equipment Leasing Corporation (SEL)                           Ohio                 100% by SNB
      Society Funding Corporation (2)                                       Ohio                 100% by SEL
      Society Investments, Inc.                                             Ohio                 100% by SNB
      Society Life Insurance Company                                      Arizona                     100%
      Society Trust Company of New York                                   New York                    100%
      St. Joseph Insurance Agency, Inc.                                   Indiana                     100%
      State Financial Services, Inc.                                        Ohio                 100% by SNB
      Summit International Sales, Inc.                                 Virgin Islands            100% by SNB
      Summit Street Properties, Inc. (2)                                    Ohio                 100% by SNB
      Swan Island Salmon, Ltd.                                             Maine                100% by KBME
      TCIS, Inc.                                                            Ohio                      100%
      Trustcorp Financing Services, Inc.                                    Ohio                      100%
      Virginia Stone Corporation                                          New York              100% by KBNY
      Washington Mortgage Corporation (WMC)                              Washington             100% by KBsWA

- ----------------------------------------
     (1) Subsidiaries are directly owned by KeyCorp unless otherwise noted.
     (2) Subsidiaries are inactive or are discontinued operations.

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